UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 12, 2022

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 550
Las Vegas,	Nevada	89169
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
The stockholders of the Company voted on the three proposals listed below at the Company’s Annual Meeting of Stockholders held on May 12, 2022. The proposals are described in detail in the Definitive Proxy Statement.

Proposal 1 — Election of Directors

Votes regarding the election of Irwin Chafetz, Micheline Chau, Patrick Dumont, Charles D. Forman, Robert G. Goldstein, Nora M. Jordan, Charles A. Koppelman, Lewis Kramer, David F. Levi, and Yibing Mao to serve on the Board of Directors until the 2023 Annual Meeting of Stockholders, were as follows:

Nominees for Director	Votes For	Votes Withheld	Broker Non-Votes
Irwin Chafetz	661,575,271	26,877,287	31,599,175
Micheline Chau	496,035,921	192,416,637	31,599,175
Patrick Dumont	665,731,080	22,721,478	31,599,175
Charles D. Forman	664,405,007	24,047,551	31,599,175
Robert G. Goldstein	662,579,496	25,873,062	31,599,175
Nora M. Jordan	660,072,745	28,379,813	31,599,175
Charles A. Koppelman	472,842,576	215,609,982	31,599,175
Lewis Kramer	683,782,548	4,670,010	31,599,175
David F. Levi	496,085,249	192,367,309	31,599,175
Yibing Mao	686,636,418	1,816,140	31,599,175

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

Votes to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

Votes For	Votes Against	Abstentions
718,332,294	872,928	846,511

Proposal 3 — An Advisory (Non-Binding) Vote on Executive Compensation

Votes to approve an advisory (non-binding) resolution on executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
452,558,562	234,303,916	1,590,080	31,599,175

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 13, 2022

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary